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                                                                    EXHIBIT 23.1




                 CONSENT OF LAROCHE PETROLEUM CONSULTANTS, LTD.


         We consent to the reference to our firm name in this Registration Statement on Form S-3 of Devon Energy Corporation, Devon Financing Corporation, U.L.C. and Devon Financing Trust II and the reference to our reports for Devon Energy Corporation as of the years ended December 31, 2001, 2000, and 1999, included and incorporated herein by reference.


                                       LAROCHE PETROLEUM CONSULTANTS, LTD.


                                       /s/ William Kazmann
                                       -----------------------------------------
                                       William Kazmann
                                       Partner



October 2, 2002